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                                                                   Exhibit 10.18


                         [EQUITABLE CAPITAL LETTERHEAD]



                                                    January 5, 1990

                Re: USAT Holdings Inc.
                    Class C Common Stock

Hyperion Partners L.P.
c/o Ranieri Wilson & Co., Inc.
520 Madison Avenue
New York, New York 10022


Attention:  Mr. Lewis S. Ranieri,
            President, LSR Hyperion Corp.

Dear Sirs:

        Equitable Capital Partners, L.P. and Equitable Capital Partners (Retirement Fund), L.P. (the "Funds"), together with other affiliates of Equitable Capital Management Corporation ("Equitable Capital"), delivered to USAT Holdings Inc. (the "Company") a Stock Purchase Agreement dated as of August 1, 1989 to acquire shares of Class C Common Stock of the Company. In accordance with such Stock Purchase Agreement, this is to confirm that Hyperion Partners L.P. (the "Sponsor"), as a member of the investor group which includes the Funds, will, upon completion of the acquisition, provide significant managerial assistance to the Company by having one or more employees of entities that are partners of its general partners or of Ranieri Wilson & Co., Inc. or affiliated entities, with financial or management expertise, serve as members of the Company's Board of Directors. The Sponsor shall act according to its independent judgment and not under the direction or control of Equitable Capital. Nothing contained in this letter shall require any employee of the Sponsor who is a member of the Board of Directors of the Company to act in a manner contrary to applicable law.

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        The Sponsor will make such reports to Equitable Capital as may be reasonably requested by Equitable Capital in its capacity as managing general partner of the Funds, regarding the nature and the extent of the managerial assistance provided by the Sponsor to the Company on behalf of itself and the Funds. In addition, the Sponsor will notify Equitable Capital prior to any change in the nature and extent of its managerial assistance to the Company.

        In addition, the Sponsor's obligations under this letter shall cease when the Funds shall no longer hold any securities of the Company, upon the consummation of an initial public offering of any securities of the Company or the sale or merger of the Company into a public company.

                                        Very truly yours,

                                        EQUITABLE CAPITAL PARTNERS, L.P.

                                        By Equitable Capital Management
                                            Corporation
                                        Managing General Partner



                                        By: /s/ William Gobbo, Jr.
                                            -------------------------------
                                            Title: Managing Director

                                        EQUITABLE CAPITAL PARTNERS,
                                        (RETIREMENT FUND), L.P.

                                        By Equitable Capital Management
                                            Corporation
                                        Managing General Partner



                                        By: /s/ William Gobbo, Jr.
                                            -------------------------------
                                            Title: Managing Director


Hyperion Partners L.P.
hereby agrees to the matters
contained in this letter.
By: Hyperion Ventures L.P.,
    the General Partner
    By: SAS Hyperion Corp.,
        a General Partner

/s/ Scott A. Shay
- -------------------------------
Name: Scott A. Shay
Title: President